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                   SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 1999


                         LJL BIOSYSTEMS, INC.
          (Exact name of registrant as specified in its charter)

                             000-23647
                      (Commission File Number)

 DELAWARE                                  77-0360183
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation)


                          405 TASMAN DRIVE
                         SUNNYVALE, CA 94089
          (Address of principal executive offices, with zip code)

                           (408) 541-8787
          (Registrant's telephone number, including area code)

                                N/A
      (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

     On October 28, 1999, LJL BioSystems, Inc. announced that AstraZeneca entered into a Master Technology Partnership Agreement with LJL BioSystems, Inc. Further details regarding this announcement are contained in the company's news release dated October 28, 1999 attached as an exhibit hereto and incorporated herein by reference.

     On October 28, 1999, LJL BioSystems, Inc. announced third quarter financial results. Further details regarding this announcement are contained in the company's news release dated October 28, 1999 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Exhibits:

             99.4 LJL BioSystems, Inc. News Release dated October 28, 1999

             99.5 LJL BioSystems, Inc. News Release dated October 28, 1999


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LJL BIOSYSTEMS, INC.



Date:  November 1, 1999                          By: /s/  Lev J. Leytes
                                                    ----------------------
                                                     Lev J. Leytes
                                                     President and CEO


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